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                          VOTING AGREEMENT AND PROXY


          VOTING AGREEMENT AND PROXY (this "Agreement"), dated as of June __, 1997, between McLeodUSA Incorporated, a Delaware corporation (the "Buyer"), and ____________________, [the record and beneficial owner] (the "Shareholder") [who has the power to vote] [_______________ shares of common stock, par value $5.00 per share (the "Common Stock"),] [_________ shares of Series A cumulative preferred shares, par value $100 per share, (the "Series A Preferred")] [_________ shares of Series B cumulative preferred shares, par value $100 per share, (the "Series B Preferred")] of Consolidated Communications Inc., an Illinois corporation (the "Seller") (the shares of Common Stock, Series A Preferred and Series B Preferred collectively referred to as the "Shares").

          WHEREAS, the Buyer and the Seller are entering into an agreement and plan of reorganization by and among the Buyer, the Seller and Eastside Acquisition Co. ("Acquiror Sub"), a wholly owned subsidiary of Buyer (the "Merger Agreement"), pursuant to which, among other things, the Seller will be merged with and into Acquiror Sub and the separate corporate existence of the Seller shall cease (the "Merger");

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Buyer has requested that the Shareholder execute and deliver this Agreement to the Buyer. As an inducement for the Buyer to enter into the Merger Agreement, the Shareholder is executing and delivering this Agreement to the Buyer;

          WHEREAS, the Shareholder [is a shareholder of Seller] [possesses the power to vote the Shares] and will receive a significant economic benefit as a result of the Merger; and

          WHEREAS, the Shareholder has received and read the Acquiror Information (as defined in the Merger Agreement) and is willing to enter into this Agreement to facilitate the consummation of the Merger.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Definition.  Capitalized terms used but not defined herein shall
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have the meanings specified in the Merger Agreement.

          2.  Voting Agreement.  The Shareholder shall vote the Shares, or
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execute a consent with respect to the Shares, in favor of the Merger at any annual, special or adjourned meeting of the Seller's shareholders called by the Board of
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Directors of the Seller for the purpose of voting on, or at which any vote is taken related to, the Merger, any consent in lieu of any such meeting or otherwise.

          3.  Proxy. (a)  The Shareholder grants to the Buyer an irrevocable
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proxy and irrevocably makes, constitutes and appoints the Buyer, and any designees of the Buyer, as the attorney and proxy of the Shareholder, with full power of substitution, to exercise all voting, consent and other rights to approve the Merger and to defeat any other proposal which would be reasonably likely to interfere with or impede the Merger with respect to the Shares in respect of any annual, special or adjourned meeting of the Seller's shareholders called by the Board of Directors of the Seller for the purpose of voting on, or at which any vote is taken related to, the Merger, as such attorney and proxy or its designee or substitute shall in its sole discretion deem proper. The Shareholder hereby revokes all prior powers of attorney and proxies appointed by the undersigned at any time with respect to the Shares to the extent inconsistent with this Agreement.

              (b) This power of attorney and proxy is coupled with an interest and is irrevocable, shall not be terminated by any act of the Shareholder or by operation of law, by death, disability or incompetence of the Shareholder, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding on all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of the Shareholder. If after the execution of this Agreement the Shareholder shall die or become incapacitated, cease to have appropriate power or authority, or if any other such event or events shall occur, the Buyer is nevertheless authorized and directed to vote the Shares in accordance with the terms of this Agreement as if such death, incapacity, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

              (c) The proxy granted herein shall expire at the earlier of (i) the termination of the Merger Agreement in accordance with its terms, or (ii) the Effective Time.

          4.  Agreement Not to Sell Shares.  The Shareholder will not (i)
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directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of or encumber any Shares, or enter into any contract, option, agreement or other arrangement with respect to the foregoing, other than this Agreement;
(ii) directly or indirectly, solicit, encourage, participate in or initiate discussions or negotiations with, or provide information to, any Person concerning any direct or indirect sale or other disposition of the Shares; (iii) take any action which could reasonably result in preventing the consummation of the transactions contemplated by the Merger Agreement; or (iv) take any action that would have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement; provided, however, that, notwithstanding clause

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(i) above, the Shareholder may transfer Shares to any other shareholder of
Seller (or a trust for the primary benefit of any such shareholder), or in the case of Shareholder that is a trust, to any beneficiary of such Shareholder (or a trust for the primary benefit of such beneficiary), in each case provided that
(i) such transferee is eligible to, and does deliver, to Buyer an executed Investment Agreement and (ii) the transferee agrees to be bound by the terms hereof and delivers to Buyer an executed voting agreement and irrevocable proxy in a form acceptable to Buyer that has the effect of continuing to subject such transferred Shares to the arrangements described herein. Any shares of Common Stock (or any other voting securities of the Seller or securities convertible into shares of Common Stock or other voting securities of the Seller) or any shares of Series A Preferred or Series B Preferred acquired by the Shareholder prior to the Effective Time shall be included in the Shares subject to this Agreement.

          5.  Legend.  Each certificate evidencing the Shares shall be stamped
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or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF JUNE __, 1997 BETWEEN MCLEODUSA INCORPORATED AND THE SHAREHOLDER."

          6.  Understanding of this Agreement.  The Shareholder has carefully
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read this Agreement and has discussed its requirements, to the extent such
Shareholder believes necessary, with its counsel (which may be counsel to the Seller). The undersigned further understands that the parties to the Merger Agreement will be proceeding in reliance upon this Agreement.

          7.  Specific Performance.  The parties hereto agree that if any of the
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provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          8.  Severability.  If any part of any provision of this Agreement
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shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

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          9.  Miscellaneous.
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              9.1.   Binding Effect; No Assignment.  This Agreement shall be
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binding upon and inure solely to the benefit of the parties hereto and their respective successors and legal representatives, heirs and assigns. This Agreement may not be assigned by either party hereto without the consent of the other party.

              9.2.   Entire Agreement; Modification and Waiver.  This Agreement
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constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties, both written and oral. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. The waiver by a party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

              9.3.   Notices.  All notices, requests, demands and other
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communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by cable, telegram, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                     (i)    if to the Shareholder, to:


                            Facsimile:

                     (ii)   if to the Buyer, to:

                            McLeodUSA Incorporated
                            McLeodUSA Technology Park
                            6400 C Street, SW, P.O. Box 3177
                            Cedar Rapids, IA 52406-3177
                            Attention:  Casey D. Mahon
                            Facsimile:  (319) 298-7901

                            with a copy (which shall not constitute notice) to:

                            Hogan & Hartson L.L.P.
                            Columbia Square
                            555 13th Street, N.W.
                            Washington, D.C.  20004
                            Facsimile:  202-637-5910
                            Attention:  Joseph G. Connolly, Jr.

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              9.4.   Governing Law.  This Agreement shall be governed in all
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respects, including validity, interpretation and effect, by the laws of the
State of Illinois applicable to agreements made and to be performed entirely within such State.

              9.5.   Counterparts.  This Agreement may be executed by the
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parties hereto in one or more counterparts which together shall constitute a single agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                       MCLEODUSA INCORPORATED

                                       By:
                                           Name:
                                           Title:



                                       ------------------------------------
                                       Shareholder

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